EXHIBIT 99.1

FOR IMMEDIATE RELEASE

LIVE NATION ENTERTAINMENT REPORTS SECOND QUARTER

2011 FINANCIAL RESULTS

LOS ANGELES – August 8, 2011 – Live Nation Entertainment (NYSE: LYV) released financial results for the three and six months ended June 30, 2011 today.

“2011 has shown solid performance for two quarters, with improved results across most of our key financial metrics, providing the basis for profit growth over the full year. The company is now delivering strong results, with growth driven through increased ticket sales, improved show profitability in Concerts and growth in our advertising businesses,” said Michael Rapino, President and Chief Executive Officer of Live Nation Entertainment. “We are seeing the global ticketing business stabilize and concert business grow year-over-year, and we remain optimistic about continued growth opportunities in the industry long term. In addition to delivering this year’s results, we remain focused on strategically expanding our global presence, innovating our ticketing platform and maximizing ticket sales, while carefully managing our costs.”

The company will host a teleconference today, August 8, 2011 at 5:00 p.m. Eastern Daylight Time, which can be accessed by dialing 888-603-6873 (U.S.) or 973-321-1019 (Int’l) and referencing passcode 83007613. To access the call via webcast, please visit the Investor Relations section of the company’s website at www.livenation.com/investors. Please visit the website approximately ten minutes prior to the start time to ensure a connection. Additional statistical and financial information to be provided on the call, if any, will be posted supplementally under that same link. For those who are not available to listen to the live broadcast, a replay will be available shortly after the call on the Live Nation website through August 15, 2011.

The financial results of operations for the first six months of 2010 only include Ticketmaster results following the date of the merger (January 25) through June 30, 2010. (1)

FINANCIAL HIGHLIGHTS – 2nd QUARTER and SIX MONTHS

(Unaudited; $ in millions)

	Q2 2011	Q2 2010	Growth	6 months 2011	6 months 2010	Growth
Revenue
Concerts	$1,082.2	$859.5	25.9%	$1,531.5	$1,267.6	20.8%
Ticketing	283.8	264.4	7.3%	580.2	473.5	22.5%
Artist Nation	118.4	88.7	33.5%	172.6	158.3	9.0%
eCommerce	37.4	18.9	97.9%	66.8	37.0	80.5%
Sponsorship	49.6	38.8	27.8%	74.4	60.1	23.8%
Other & Eliminations	(12.5)	(3.6)	**	(17.2)	(6.4)	**

	$1,558.9	$1,266.7	23.1%	$2,408.3	$1,990.1	21.0%

Adjusted Operating Income (Loss)
Concerts	$19.8	$24.3	(18.5%)	$(21.5)	$(18.2)	(18.1%)
Ticketing	71.9	64.8	11.0%	152.5	111.2	37.1%
Artist Nation	15.8	9.8	61.2%	15.0	10.7	40.2%
eCommerce	15.1	3.2	**	25.8	10.9	**
Sponsorship	32.6	26.4	23.5%	43.6	35.0	24.6%
Other & Eliminations	0.1	(0.6)	**	0.2	(0.4)	**
Corporate	(16.8)	(14.7)	(14.3)%	(32.0)	(33.8)	5.3%

	$138.5	$113.2	22.3%	$183.6	$115.4	59.1%

Operating Income (Loss)
Concerts	$(9.1)	$2.1	**	$(78.5)	$(70.7)	(11.0%)
Ticketing	38.8	28.5	36.1%	83.0	41.0	**
Artist Nation (2)	2.3	(2.2)	**	(40.5)	(10.1)	**
eCommerce	11.9	2.6	**	20.3	7.6	**
Sponsorship	32.4	26.2	23.7%	43.2	34.6	24.9%
Other & Eliminations	0.2	0.5	(60.0%)	0.4	0.6	(33.3%)
Corporate	(21.8)	(19.1)	(14.1%)	(42.3)	(52.1)	18.8%

	$54.7	$38.6	41.7%	$(14.4)	$(49.1)	70.7%

Acquisition Expenses	$2.3	$13.0		$5.4	$31.6

	$52.4	$25.6		$(19.8)	$(80.7)

**	percentages are not meaningful
(1)	Reported results for the six months ended June 30, 2010, include the results of the legacy Ticketmaster operations following the date of the merger through June 30. Results for the legacy Ticketmaster operations for the period January 1-January 25, 2010, or the stub period (which are not included in the reported results above), include $76.1 million in revenue, primarily in the Ticketing segment, and $5.0 million in adjusted operating income, of which $7.7 million was related to the Ticketing segment. Ticketmaster’s operating income for the stub period was $14.8 million, including a $30.1 million gain on sale of IATS.

(2)	Artist Nation’s operating loss for the six months ended June 30, 2011 was driven by $24.4 million of stock-related compensation expense due to the acquisition of the remaining equity of Front Line Management in February 2011.

Free cash as of June 30, 2011 was $328.0 million. Free cash flow was $78.2 million for the second quarter of 2011 as compared to $64.4 million for the same period in 2010, and $71.3 million for the first six months of 2011 compared to $32.2 million for the same period in 2010.

About Live Nation Entertainment:

Live Nation Entertainment is the world’s leading live entertainment and eCommerce company, comprised of four market leaders: Ticketmaster.com, Live Nation Concerts, Front Line Management Group and Live Nation Network. Ticketmaster.com is the global event ticketing leader and one of the world’s top five eCommerce sites, with over 26 million monthly unique visitors. Live Nation Concerts produces over 20,000 shows annually for more than 2,000 artists globally. Front Line is the world’s top artist management company, representing over 250 artists. These businesses power Live Nation Network, the leading provider of entertainment marketing solutions, enabling nearly 800 advertisers to tap into the 200 million consumers Live Nation delivers annually through its live event and digital platforms. For additional information, visit www.livenation.com/investors.

Media & Investor Contact:

Linda Bandov Pazin

(310) 867-7000

lindabandov@livenation.com

LIVE NATION ENTERTAINMENT, INC.

KEY OPERATING METRICS

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010

Concerts (1)
Total Estimated Events:
North America	4,243	3,671	7,326	6,710
International	1,591	1,887	3,112	3,478

Total estimated events	5,834	5,558	10,438	10,188

Total Estimated Attendance (rounded):
North America	8,858,000	7,830,000	12,859,000	11,844,000
International	4,193,000	4,471,000	7,146,000	7,432,000

Total estimated attendance	13,051,000	12,301,000	20,005,000	19,276,000

Ancillary net revenue per attendee:
North America amphitheaters	$19.21	$18.57	$19.34	$18.53

Ticketing (2)
Number of tickets sold (in thousands):
Concerts	17,672	15,594	34,538	27,848
Sports	6,498	5,768	14,124	10,510
Arts and theater	4,266	4,418	8,829	7,994
Family	2,918	2,045	7,335	4,813
Other (3)	2,057	1,150	3,230	1,908

	33,411	28,975	68,056	53,073

Gross value of tickets sold (in thousands)	$2,086,782	$1,803,420	$4,104,436	$3,162,471

Sponsorship/Advertising

Online advertising revenue (in thousands)	$12,967	$8,389	$21,292	$16,826

Estimated average sponsorship dollars per sponsor (rounded)	$97,000	$76,000	$146,000	$117,000

eCommerce
Gross value of tickets sold online (in thousands)	$1,642,194	$1,446,516	$3,332,890	$2,860,302
Number of customers in database (rounded)			103,598,000	85,304,000

(1)	Events generally represent a single performance by an artist. Attendance generally represents the number of fans who were present at an event. Festivals are counted as one event in the quarter in which the festival begins but attendance is split over the days of the festival and can be split between quarters. Events and attendance metrics are estimated each quarter.

(2)	The number and gross value of tickets sold includes primary tickets only. These include tickets sold during the period regardless of event timing except for our promoted concerts and our owned and/or operated buildings and certain European territories where these tickets are recognized as the concerts occur. The tickets sold listed above for 2010 do not include 7.1 million tickets with a gross value of $405.0 million for the pre-merger period. Tickets sold for the full six months ended June 30, 2010, including the pre-merger period, were as follows:

Concerts	30,858
Sports	12,169
Arts and theater	9,241
Family	5,811
Other	2,139

60,218

(3)	Other category includes tickets for comedy shows, facility tours, donations, lectures, seminars and cinema.

LIVE NATION ENTERTAINMENT, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010
	(in thousands except share and per share data)
Revenue	$1,558,882	$1,266,735	$2,408,291	$1,990,096
Operating expenses:
Direct operating expenses	1,138,151	896,283	1,685,275	1,381,039
Selling, general and administrative expenses	266,795	252,899	539,764	484,495
Depreciation and amortization	76,927	64,308	154,408	126,941
Loss (gain) on sale of operating assets	(660)	(637)	635	3,934
Corporate expenses	24,590	21,882	45,626	59,006
Acquisition transaction expenses	706	6,394	2,371	15,411

Operating income (loss)	52,373	25,606	(19,788)	(80,730)
Interest expense	30,845	29,932	60,074	56,493
Loss on extinguishment of debt	—	21,172	—	21,172
Interest income	(1,298)	(791)	(1,825)	(1,434)
Equity in earnings of nonconsolidated affiliates	(1,778)	(1,708)	(2,772)	(2,255)
Other expense (income), net	1,331	(565)	746	(1,633)

Income (loss) from continuing operations before income taxes	23,273	(22,434)	(76,011)	(153,073)
Income tax expense (benefit)	6,659	8,408	(38,283)	417

Income (loss) from continuing operations	16,614	(30,842)	(37,728)	(153,490)
Loss from discontinued operations, net of tax	—	(377)	—	(680)

Net income (loss)	16,614	(31,219)	(37,728)	(154,170)
Net income (loss) attributable to noncontrolling interests	3,357	1,568	(2,525)	830

Net income (loss) attributable to Live Nation Entertainment, Inc	$13,257	$(32,787)	$(35,203)	$(155,000)

Basic net income (loss) per common share attributable to common stockholders:
Income (loss) from continuing operations attributable to Live Nation Entertainment, Inc	$0.07	$(0.19)	$(0.20)	$(0.98)
Loss from discontinued operations attributable to Live Nation Entertainment, Inc	—	—	—	—

Net income (loss) attributable to Live Nation Entertainment, Inc	$0.07	$(0.19)	$(0.20)	$(0.98)

Diluted net income (loss) per common share attributable to common stockholders:
Income (loss) from continuing operations attributable to Live Nation Entertainment, Inc	$0.07	$(0.19)	$(0.20)	$(0.98)
Loss from discontinued operations attributable to Live Nation Entertainment, Inc	—	—	—	—

Net income (loss) attributable to Live Nation Entertainment, Inc	$0.07	$(0.19)	$(0.20)	$(0.98)

Weighted average common shares outstanding:
Basic	180,818,826	170,007,727	178,568,320	158,219,805
Diluted	182,790,095	170,007,727	178,568,320	158,219,805

LIVE NATION ENTERTAINMENT, INC.

CONSOLIDATED BALANCE SHEETS

	June 30, 2011	December 31, 2010
	(unaudited)	(audited)
	(in thousands)
ASSETS
Current assets
Cash and cash equivalents	$1,003,960	$892,758
Accounts receivable, less allowance of $10,839 as of June 30, 2011 and $10,898 as of December 31, 2010	487,843	329,947
Prepaid expenses	494,099	348,309
Other current assets	49,589	32,483

Total current assets	2,035,491	1,603,497
Property, plant and equipment
Land, buildings and improvements	861,792	850,124
Computer equipment and capitalized software	237,494	218,294
Furniture and other equipment	169,041	168,508
Construction in progress	47,453	24,528

	1,315,780	1,261,454
Less accumulated depreciation	580,901	524,390

	734,879	737,064
Intangible assets
Definite-lived intangible assets, net	947,655	997,268
Indefinite-lived intangible assets	377,974	375,214
Goodwill	1,260,759	1,226,416
Investments in nonconsolidated affiliates	45,769	30,077
Other long-term assets	249,701	226,024

Total assets	$5,652,228	$5,195,560

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable, client accounts	$491,369	$462,301
Accounts payable	133,645	76,876
Accrued expenses	581,154	498,864
Deferred revenue	641,322	335,539
Current portion of long-term debt	57,648	54,150
Other current liabilities	32,481	46,491

Total current liabilities	1,937,619	1,474,221
Long-term debt, net	1,675,294	1,677,714
Long-term deferred income taxes	187,402	219,143
Other long-term liabilities	162,801	215,273
Commitments and contingent liabilities
Redeemable noncontrolling interests	—	107,541
Stockholders’ equity
Common stock	1,867	1,724
Additional paid-in capital	2,224,861	2,053,233
Accumulated deficit	(697,378)	(662,175)
Cost of shares held in treasury	(5,381)	(6,122)
Accumulated other comprehensive income (loss)	32,240	(22,244)

Total Live Nation Entertainment, Inc. stockholders’ equity	1,556,209	1,364,416
Noncontrolling interests	132,903	137,252

Total stockholders’ equity	1,689,112	1,501,668

Total liabilities and stockholders’ equity	$5,652,228	$5,195,560

LIVE NATION ENTERTAINMENT, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

	Six Months Ended June 30,
	2011	2010
	(in thousands)
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(37,728)	$(154,170)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation	58,935	60,696
Amortization	95,473	66,245
Deferred income tax benefit	(35,444)	(3,423)
Amortization of debt issuance costs	2,906	1,826
Amortization of debt discount/premium, net	3,507	3,524
Provision for uncollectible accounts receivable and advances	1,653	15,189
Non-cash loss on extinguishment of debt	—	8,272
Non-cash compensation expense	32,192	32,798
Unrealized changes in fair value of contingent consideration	(8,908)	4,555
Loss on sale of operating assets	635	4,614
Equity in earnings of nonconsolidated affiliates	(2,772)	(2,255)
Other, net	1,251	—
Changes in operating assets and liabilities, net of effects of acquisitions and dispositions:
Increase in accounts receivable	(148,233)	(63,659)
Increase in prepaid expenses	(138,161)	(238,446)
Increase in other assets	(55,756)	(47,098)
Increase in accounts payable, accrued expenses and other liabilities	69,903	17,644
Increase in deferred revenue	293,212	461,967

Net cash provided by operating activities	132,665	168,279

CASH FLOWS FROM INVESTING ACTIVITIES
Collections (advances) of notes receivable	(626)	638
Distributions from nonconsolidated affiliates	7,481	964
Investments made in nonconsolidated affiliates	(5,926)	—
Purchases of property, plant and equipment	(44,651)	(30,082)
Proceeds from disposal of operating assets, net of cash divested	7,163	20,753
Cash paid for acquisitions, net of cash acquired	(19,904)	566,144
Purchases of intangible assets	(103)	(1,363)
Other, net	(525)	297

Net cash provided by (used in) investing activities	(57,091)	557,351

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from long-term debt, net of issuance costs	(756)	1,318,637
Payments on long-term debt	(15,081)	(1,182,507)
Redemption of preferred stock	—	(40,000)
Contributions from noncontrolling interests	—	13
Distributions to and purchases/sales of noncontrolling interests	(59,999)	(8,198)
Proceeds from exercise of stock options	3,082	4,254
Proceeds from sale of common stock	76,492	—
Equity issuance costs	—	(357)
Purchases of common stock	—	(1,567)
Payments for deferred and contingent consideration	(13,807)	(11,109)

Net cash provided by (used in) financing activities	(10,069)	79,166
Effect of exchange rate changes on cash and cash equivalents	45,697	(41,823)

Net increase in cash and cash equivalents	111,202	762,973
Cash and cash equivalents at beginning of period	892,758	236,955

Cash and cash equivalents at end of period	$1,003,960	$999,928

Forward-Looking Statements, Non-GAAP Financial Measures and Reconciliations:

Certain statements in this press release constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements regarding the company’s potential profit growth over the full year and for the industry in the long term; stabilization of the global ticketing business; year-over-year growth in the concert business; and the company’s focus on strategically expanding its global presence, innovating its ticketing platform and maximizing ticket sales, while carefully managing its costs. Live Nation wishes to caution you that there are some known and unknown factors that could cause actual results to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements, including but not limited to operational challenges in achieving strategic objectives and executing on the company’s plans, the risk that the company’s markets do not evolve as anticipated, challenges related to the post-merger integration of Live Nation and Ticketmaster, the potential impact of the economic slowdown and operational challenges associated with selling tickets and staging events.

Live Nation refers you to the documents it files from time to time with the U.S. Securities and Exchange Commission, or SEC, specifically the section titled “Item 1A. Risk Factors” of the company’s most recent Annual Report filed on Form 10-K and Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K, which contain and identify other important factors that could cause actual results to differ materially from those contained in the company’s projections or forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date on which they are made. All subsequent written and oral forward-looking statements by or concerning Live Nation are expressly qualified in their entirety by the cautionary statements above. Live Nation does not undertake any obligation to publicly update or revise any forward-looking statements because of new information, future events or otherwise.

This press release contains certain non-GAAP financial measures as defined by SEC Regulation G. A reconciliation of each such measure to its most directly comparable GAAP financial measure, together with an explanation of why management believes that these non-GAAP financial measures provide useful information to investors, is provided below.

Adjusted Operating Income (Loss), or AOI, is a non-GAAP financial measure that the company defines as operating income (loss) before acquisition expenses (including transaction costs, changes in the fair value of accrued acquisition-related contingent consideration arrangements, merger bonuses, payments under the Azoff Trust note and acquisition-related severance), depreciation and amortization (including goodwill impairments), loss (gain) on sale of operating assets and non-cash and certain stock-based compensation expense (including expense associated with grants of certain stock-based awards which are classified as liabilities). The company uses AOI to evaluate the performance of its operating segments. The company believes that information about AOI assists investors by allowing them to evaluate changes in the operating results of the portfolio of the businesses separate from non-operational factors that affect net income, thus providing insights into both operations and the other factors that affect reported results. AOI is not calculated or presented in accordance with GAAP. A limitation of the use of AOI as a performance measure is that it does not reflect the periodic costs of certain amortizing assets used in generating revenue in the company’s business. Accordingly, AOI should be considered in addition to, and not as a substitute for, operating income (loss), net income (loss), and other measures of financial performance reported in accordance with GAAP. Furthermore, this measure may vary among other companies; thus, AOI as presented herein may not be comparable to similarly titled measures of other companies.

Free Cash Flow is a non-GAAP financial measure that the company defines as Adjusted Operating Income (Loss) less maintenance capital expenditures, less net cash interest expense, less cash taxes, less net distributions to noncontrolling interest partners, plus distributions from investments in nonconsolidated affiliates net of contributions to investments in nonconsolidated affiliates. The company uses free cash flow, among other measures, to evaluate the ability of its operations to generate cash that is available for purposes other than maintenance capital expenditures. The company believes that information about free cash flow provides investors with an important perspective on the cash available to service debt and make acquisitions. Free cash flow is not calculated or presented in accordance with GAAP. A limitation of the use of free cash flow as a performance measure is that it does not necessarily represent funds available for operations and is not necessarily a measure of the company’s ability to fund its cash needs. Accordingly, free cash flow should be considered in addition to, and not as a substitute for, operating income (loss) and other measures of financial performance reported in accordance with GAAP. Furthermore, this measure may vary among other companies; thus, free cash flow as presented herein may not be comparable to similarly titled measures of other companies.

Free Cash is a non-GAAP financial measure that the company defines as cash and cash equivalents less ticketing-related client funds, less event-related deferred revenue, less accrued expenses due to artists and for cash collected on behalf of others for ticket sales, plus event-related prepaids. The company uses free cash as a proxy for how much cash it has available to, among other things, optionally repay debt balances, make acquisitions and finance venue and other revenue generating capital expenditures. Free cash is not calculated or presented in accordance with GAAP. A limitation of the use of free cash as a performance measure is that it does not necessarily represent funds available from operations and it is not necessarily a measure of our ability to fund our cash needs. Accordingly, free cash should be considered in addition to, and not as a substitute for, cash and cash equivalents and other measures of financial performance reported in accordance with GAAP. Furthermore, this measure may vary among other companies; thus, free cash as presented herein may not be comparable to similarly titled measures of other companies.

Reconciliations of Non-GAAP Measures to Their Most Directly Comparable GAAP Measures (Unaudited)

Reconciliation of Adjusted Operating Income (Loss) to Operating Income (Loss)

($ in millions)	Adjusted operating income (loss)	Non-cash and stock-based compensation expense	Loss (gain) on sale of operating assets	Depreciation and amortization	Acquisition expenses	Operating income (loss)

	Three months ended June 30, 2011
Concerts	$19.8	$1.3	$(0.7)	$28.3	$(1.2)	$(7.9)
Ticketing	71.9	1.2	(0.1)	32.0	0.7	38.1
Artist Nation	15.8	0.4	—	13.1	(2.8)	5.1
eCommerce	15.1	—	—	3.2	—	11.9
Sponsorship	32.6	0.1	—	0.1	—	32.4
Other & Eliminations	0.1	—	0.1	(0.2)	—	0.2
Corporate	(16.8)	4.6	—	0.4	5.6	(27.4)

Total Live Nation	$138.5	$7.6	$(0.7)	$76.9	$2.3	$52.4

	Three months ended June 30, 2010
Concerts	$24.3	$1.6	$(1.2)	$21.8	$0.6	$1.5
Ticketing	64.8	3.6	0.6	32.1	2.8	25.7
Artist Nation	9.8	1.6	—	10.4	5.7	(7.9)
eCommerce	3.2	0.2	—	0.4	0.4	2.2
Sponsorship	26.4	0.1	—	0.1	(0.2)	26.4
Other & Eliminations	(0.6)	(0.1)	—	(1.0)	—	0.5
Corporate	(14.7)	3.9	—	0.5	3.7	(22.8)

Total Live Nation	$113.2	$10.9	$(0.6)	$64.3	$13.0	$25.6

	Six months ended June 30, 2011
Concerts	$(21.5)	$3.0	$(0.7)	$54.7	$(5.8)	$(72.7)
Ticketing	152.5	2.7	(0.1)	66.9	0.8	82.2
Artist Nation	15.0	27.6	1.2	26.7	(2.2)	(38.3)
eCommerce	25.8	0.1	—	5.4	—	20.3
Sponsorship	43.6	0.2	—	0.2	—	43.2
Other & Eliminations	0.2	—	0.2	(0.4)	—	0.4
Corporate	(32.0)	9.4	—	0.9	12.6	(54.9)

Total Live Nation	$183.6	$43.0	$0.6	$154.4	$5.4	$(19.8)

	Six months ended June 30, 2010
Concerts	$(18.2)	$3.6	$(1.3)	$50.2	$0.6	$(71.3)
Ticketing	111.2	9.3	5.2	55.7	6.5	34.5
Artist Nation	10.7	3.1	—	17.7	5.8	(15.9)
eCommerce	10.9	0.2	—	3.1	0.7	6.9
Sponsorship	35.0	0.2	—	0.2	0.1	34.5
Other & Eliminations	(0.4)	0.1	—	(1.1)	—	0.6
Corporate	(33.8)	17.0	—	1.3	17.9	(70.0)

Total Live Nation	$115.4	$33.5	$3.9	$127.1	$31.6	$(80.7)

Reconciliation of Adjusted Operating Income (Loss) to Free Cash Flow

($ in millions)	Q2 2011	Q2 2010
Adjusted operating income	$138.5	$113.2
Less: Cash interest expense—net	(26.2)	(26.6)
Cash taxes	(13.8)	(5.6)
Maintenance capital expenditures	(17.9)	(15.3)
Distributions to noncontrolling interests	(4.1)	(1.5)
Distributions from (contributions to) investments in nonconsolidated affiliates	1.7	0.2

Free cash flow	$78.2	$64.4
Revenue generating capital expenditures	(8.6)	(2.5)

Net	$69.6	$61.9

($ in millions)	6 months 2011	6 months 2010
Adjusted operating income	$183.6	$115.4
Less: Cash interest expense—net	(51.8)	(49.6)
Cash taxes	(23.2)	(3.8)
Maintenance capital expenditures	(28.9)	(22.6)
Distributions to noncontrolling interests	(10.0)	(8.2)
Distributions from (contributions to) investments in nonconsolidated affiliates	1.6	1.0

Free cash flow	$71.3	$32.2
Revenue generating capital expenditures	(15.8)	(7.2)

Net	$55.5	$25.0

Reconciliation of Cash and Cash Equivalents to Free Cash

($ in millions)	June 30, 2011
Cash and cash equivalents	$1,004.0
Client cash	(397.2)
Deferred revenue—event related	(546.7)
Accrued artist fees	(47.1)
Collections on behalf of others	(40.8)
Prepaids related to artist settlements/events	355.8

Free cash	$328.0